Fair value estimation and financial instruments	6 Months Ended
Jun. 30, 2022
Disclosure Of Fair Value Of Financial Instruments [Abstract]
Fair value estimation and financial instruments
3. Fair value estimation and financial instruments
The carrying value less impairment provision of receivables and payables approximate their fair values due to their short-term nature.
All financial assets and liabilities, respectively, are held at their amortized cost.
The Group’s financial assets and liabilities consist of cash and cash equivalents, restricted cash, other receivables, other payables and accruals which are classified as loans and receivables at amortized cost according to IFRS 9.
Assets recorded at fair value on a nonrecurring basis, such as intangible assets are recognized at fair value when they are impaired.